Zebra PartnerConnect One Time Amendment - NA ©2024 Zebra Technologies Corp and / or its Affiliates. All rights reserved. Proprietary and Confidential. 1 ZEBRA® PARTNERCONNECT PROGRAM Exhibit 10.3 IN ACCORDANCE WITH ITEM 601(b) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION (THE “CONFIDENTIAL INFORMATION”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE CONFIDENTIAL INFORMATION IS DENOTED HEREIN BY [*****]. AMENDMENT TO PARTNERCONNECT EVM DISTRIBUTION AGREEMENT THIS one-time Amendment (the “Amendment”) is made by and between: Zebra Technologies International, LLC, with an office at 3 Overlook Point, Lincolnshire IL 60069 (“Zebra”) AND ScanSource, Inc., a company incorporated in South Carolina, with its registered office at 6 Logue Court, Greenville, South Carolina 29615 (“Distributor") "Zebra" and the "Distributor" are referred to collectively as 'Parties" and individually as a "Party". WHEREAS Zebra and ScanSource, Inc. are Parties to a Distribution Agreement with an effective date of February 12, 2014, as amended (the “Agreement”), under which Distributor purchases Products for further resale to Program Members (as defined therein); WHEREAS Distributor still has in inventory the Discontinued Products listed in Exhibit 1 hereof (the “End-of-Life Products”) that when available for sale by Zebra could only be sold to Program Members; WHEREAS Distributor is requesting to sell the End-of-Life Products to [*****] which is an Open Reseller and not a Program Member, and Zebra has agreed to authorize such one-time transaction; WHEREAS The Parties desire to amend the Agreement by allowing Distributor to sell the End-of- Life Products to [*****], under the terms specified herein; THEREFORE, in consideration of the mutual covenants and promises, and subject to the terms and conditions of the Agreement, the Parties agree as follows: 1. Defined terms used in this Amendment shall have the same meanings given to them in the Agreement, unless the context requires otherwise. 2. Notwithstanding anything to the contrary contained in the Agreement, which requires Distributor to only sell certain Products to Program Members, Zebra hereby authorizes Distributor to sell the End-of-Life Products to [*****], and to no other third party under the terms and subject to the conditions specified herein.

Zebra PartnerConnect One Time Amendment - NA ©2024 Zebra Technologies Corp and / or its Affiliates. All rights reserved. Proprietary and Confidential. 2 3. Distributor will ensure that the following condition is included in Distributor’s agreement with [*****]: “When conducting business online, [*****] must comply with Zebra’s Product Quality Policy, the details of which can be found at https://www.zebra.com/content/dam/zebra_dam/en/faq/product- quality-policy-faq-en-us.pdf;” 4. Unless otherwise noted herein, all terms not herein defined shall have the meanings ascribed thereto in the Agreement. Except as expressly set forth in this Amendment, the terms and conditions of the Agreement remain in full force and effect. 5. Term and Termination. This Amendment will commence on the Effective Date and will remain in full force and effect unless terminated by either Party in accordance with the termination provisions of the Agreement. IN WITNESS WHEREOF the Parties have executed this Addendum to take effect on the date of the last signature hereof (the “Effective Date”). ZEBRA TECHNOLOGIES INTERNATIONAL LLC. SCANSOURCE, INC. By: /s/ Bill Jacob By: /s/ Chandler B Greer Name: Bill Jacob Name: Chandler Greer Title: Sr. Sales Director Title: Vice President, Supply Chain Date: 11/26/24_____________________________ Date:_ 11/27/24________________________

Zebra PartnerConnect One Time Amendment - NA ©2024 Zebra Technologies Corp and / or its Affiliates. All rights reserved. Proprietary and Confidential. 3 Exhibit 1- End of Life Products Manufacturer Part # QTY MC92N0-G50SYEQA6WR 4 MC92N0-GA0SYJAA6WR 29 MC92N0-GL0SXEYA5WR 1 MC92N0-GL0SXFRA5WR 1 MC92N0-GL0SYJAA6WR 6 TC720L-0MK24B0-NA 22 TC720L-0ML24B0-NA 7 TC77HL-7MJ24BG-NA 2 TC56CJ-2PAZU4P-US 12 TC720L-0ME24B0-A6 2 TC80N0-3000K210NA 1 VC70N0-MA0U702G7WR 7 VC80X-10FSRAAABA-U 9 VC80X-10SSRAABBA-U 6 VC83-08SOCQBAABA-I 1 WT60A0-TS0LEUS 1